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                                                                    EXHIBIT 25.3

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                          __________________________

                                   FORM T-1

                        STATEMENT OF ELIGIBILITY UNDER
                     THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE
             Check if an Application to Determine Eligibility of
                  a Trustee Pursuant to Section 305(b)(2)___
           _______________________________________________________

                     U.S. BANK TRUST NATIONAL ASSOCIATION
             (Exact name of Trustee as specified in its charter)



111 EAST WACKER DRIVE, SUITE 3000                               36-4046888
         CHICAGO, ILLINOIS                     60601          I.R.S. Employer
(Address of principal executive offices)     (Zip Code)      Identification No.



                               Frank Sgaraglino
                      111 East Wacker Drive, Suite 3000
                           Chicago, Illinois 60601
                           Telephone (312) 228-9445
          (Name, address and telephone number of agent for service)


                        HOUSEHOLD FINANCE CORPORATION
             (Exact name of obligor as specified in its charter)


          DELAWARE
(State or other jurisdiction of                          36-1239445
 incorporation or organization)             (I.R.S. Employer Identification No.)

2700 SANDERS ROAD
PROSPECT HEIGHTS, ILLINOIS                                              60070
(Address of Principal Executive Offices)                             (Zip Code)


           DEBT SECURITIES AND WARRANTS TO PURCHASE DEBT SECURITIES
                     (Title of the Indenture Securities)

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                                   FORM T-1


ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

            a) Name and address of each examining or supervising authority to which it is subject.
                   Comptroller of the Currency
                   Washington, D.C.

            b)   Whether it is authorized to exercise corporate trust powers.
                   Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                   None

ITEMS 3-15  Not applicable because, to the best of Trustee's knowledge, the
            Trustee is not a trustee under any other indenture under which any other securities or certificates of interest or participation in any other securities of the obligor are outstanding and there is not, nor has there been, a default with respect to securities issued under this indenture.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

            1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 to
                 Item 16 of Form T-1, Registration No. 33-18235*

            2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to
                 Exhibit 2 to Item 16 of Form T-1, Registration No. 33-64175.*

            3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 to Item 16 of Form T-1, Registration No. 33-64175.*

            4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 to Item 16 of Form T-1, Registration No. 3333-18235*

            5.   Not applicable.

            6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-64175.*.

            7. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervisingor examining authority, filed herewith.

            8.   Not applicable.

            9.   Not applicable.


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     * Exhibits thus designated are incorporated herein by reference to
     Exhibits bearing identical numbers in Item 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.


                                  SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois on the 29th day of July, 1998.


                                    U.S. BANK TRUST NATIONAL ASSOCIATION

                                    By: /s/ Frank Sgaraglino
                                       ---------------------------------
                                       Frank Sgaraglino
                                       Vice President and Assistant Secretary



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                                                                       Exhibit 7


                     U.S. BANK TRUST NATIONAL ASSOCIATION
                       STATEMENT OF FINANCIAL CONDITION
                                AS OF 3/31/98

                                   ($000'S)

                                                 3/31/98
                                                 -------
ASSETS
   Cash and Due From Depository Institutions     $38,088
   Federal Reserve Stock                           3,426
   Fixed Assets                                      649
   Intangible Assets                              72,870
   Other Assets                                    6,422
                                                 -------
      TOTAL ASSETS                              $121,455


LIABILITIES
   Other Liabilities                               7,912
                                                 -------
   TOTAL LIABILITIES                               7,912

EQUITY
   Common and Preferred Stock                      1,000
   Surplus                                       120,932
   Undivided Profits                              (8,389)
                                                 -------
      TOTAL EQUITY CAPITAL                       113,543

TOTAL LIABILITIES AND EQUITY CAPITAL            $121,455

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To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association



By: /s/Frank Sgaraglino
   ---------------------
   Vice President


Date:  July 29, 1998



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